                                                                  EXHIBIT 14


                               POWER OF ATTORNEY
                               -----------------
                                  Gerald Clark
                                    Director

  KNOW ALL MEN BY THESE PRESENTS, that I, a director and officer of Metropolitan Life Insurance Company, do hereby appoint Gary A. Beller, Louis J. Ragusa, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

  IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February,
                                                       ----
1997.

                                           /s/ Gerald Clark
                                           ----------------------
                                                     Signature

                               POWER OF ATTORNEY
                               -----------------
                              Burton A. Dole, Jr.
                                    Director

  KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Christine N. Markussen, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

  IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of September,
                                                      -----
1996.

                                           /s/ Burton A. Dole, Jr.
                                           -------------------------
                                                  Signature

                               POWER OF ATTORNEY
                               -----------------
                              Charles M. Leighton
                                    Director

  KNOW ALL MEN BY THESE PRESENTS, that I, a director of Metropolitan Life Insurance Company, do hereby appoint Richard M. Blackwell, Christine N. Markussen, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

  IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of
                                                      -----
September, 1996.

                                           /s/ Charles M. Leighton
                                           -----------------------
                                                  Signature